Statements of Net Assets Available for Benefits - EBP 009 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Cash	$ 19,659	$ 18,206
Investments, at Fair Value	760,079,577	672,735,977
Notes Receivable from Participants	15,574,168	14,750,392
Contributions Receivable:
Participant contributions	869,035	746,904
Employer contributions	446,841	388,609
Total Contributions Receivable	1,315,876	1,135,513
NET ASSETS AVAILABLE FOR BENEFITS	$ 776,989,280	$ 688,640,088